UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: September 6, 2006
                        (Date of earliest event reported)

                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

          Nevada                  0-17371                   90-0196936
     (State or other            (Commission               (I.R.S. Employer
      jurisdiction of            File Number)           Identification  Number)
    incorporation or
      organization)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)

                                 (405) 488-1304
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 7.01 Regulation FD Disclosure

      On September 6, 2006, Quest Resource Corporation announced its monthly statistics for certain operational information for the month of August 2006.

      The information for August 2006 and the prior six months is as follows:

                                                                                                                        Total
                     February       March        April         May           June           July         August      since Nov.
                       2006         2006         2006          2006          2006           2006          2006          2005

Production Wells          64           78          55            85            49            61           45             551
Drilled

Production Wells          48           55          49            57            72            72           67             496
Connected

Production Wells          16           21          17            16            11            17           19             145
Recompleted

SWD Wells Drilled          2            2           2             1             1             2            3              16

Pipeline                39.6         48.3          59            34          53.3          42.1         39.9           384.2
Installed (miles)

Gross Volumes        1,073,168    1,242,570    1,271,004     1,341,814     1,362,711     1,452,667    1,512,401(2)   12,613,817
Transported (mcf)(1)

Net Acres Leased      4,215.22     6,280.54     5,451.19     15,797.52     10,158.43      9,898.06    11,089.70       72,459.43
----------------------

(1) Includes approximately 3,000 to 4,000 mcf/daily of natural gas that is transported on our gathering pipeline system for third parties. We receive approximately 30% of these volumes as compensation for transporting this natural gas

(2) Preliminary estimate.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    QUEST RESOURCE CORPORATION


                                    By:   /s/ Jerry Cash
                                          --------------------
                                          Jerry Cash
                                          Chief Executive Officer

Date:  September 6, 2006



                                       2